Exhibit 99.1
RAM Holdings Ltd.
Clarendon House
2 Church Street
Hamilton HM 11
Bermuda
May 4, 2006
Dear Sirs,
I, Michael J. Miller hereby tender my resignation as a Director of RAM Holdings Ltd. effective today, May 4, 2006.
Yours faithfully,

Signed:	/s/ Michael J. Miller Michael J. Miller

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